Exhibit 32.1

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Gain Therapeutics, Inc. (the "Company") for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Eric I. Richman, as Chief Executive Officer of the Company, and Salvatore Calabrese as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2022

/s/
/s/ Eric I Richman
Eric I. Richman
Chief Executive Officer
(Principal Executive Officer)

/s/ Salvatore Calabrese
Salvatore Calabrese
Chief Financial Officer
(Principal Financial Officer)